UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 August 2, 2007
                               -------------------
                Date of Report (Date of earliest event reported)
                               -------------------

                                  iBASIS, INC.
                               -------------------
               (Exact Name of Registrant as Specified in Charter)


            DELAWARE                 000-27127                  04-3332534

--------------------------------------------------------------------------------
 (State or Other Jurisdiction      (Commission                (IRS Employer
       of Incorporation)           File Number)              Identification No.)



                     20 Second Avenue, Burlington, MA 01803

            ---------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (781) 505-7500

              (Registrant's telephone number, including area code)
                                 ---------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[x] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On Thursday, August 2, 2007, iBasis, Inc. (the "Registrant") issued a press release regarding financial results for the second quarter ended June 30, 2007. A copy of this press release is being filed herewith as Exhibit 99.1. In addition, a copy of the script for the conference call being held by the Registrant on August 2, 2007 at 11:00 EDT to discuss the results is being filed herewith as Exhibit 99.2. Both such exhibits are incorporated herein by reference.

Item 8.01   Other Events

The information set forth in Item 2.02 above is incorporated by reference into this Item 8.01.

Item 9.01.   Financial Statements and Exhibits.

       (d)     Exhibits.

               Exhibit
               Number            Description
               ------            -----------

               Exhibit 99.1      Press Release, dated August 2, 2007
               Exhibit 99.2      Earnings Script, dated August 2, 2007

                                    SIGNATURE
                                    ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2007           iBasis, Inc.

                               By: /s/ Richard G. Tennant
                               ------------------------------------------
                               Richard G. Tennant
                               Senior Vice President, Finance and Administration And Chief Financial Officer
                               (Principal Financial and Accounting Officer)